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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                         ------------------------------


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2002
                                                           -------------


                             Paradigm Genetics, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          0-30365                   56-2047837
   --------                          -------                   ----------
(State or other                    (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


108 Alexander Drive, Research Triangle Park, North Carolina              27709
-----------------------------------------------------------              -----
         (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (919) 425-3000
                                                           --------------

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Item 5.   Other Events.
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          On March 4, 2002, the Registrant publicly disseminated a press release. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

(c)       Exhibit.

          99.1     The Registrant's Press Release dated March 4, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Paradigm Genetics, Inc.
                                                  (Registrant)

Date: March 4, 2002                               /s/ Ian A.W. Howes
                                                  -----------------------
                                                  Ian A.W. Howes
                                                  Chief Financial Officer


                                       -3-

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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                              Sequential
Number                     Description                               Page Number
-------                    -----------                               -----------

99.1                       The Registrant's Press Release            5
                           dated March 4, 2002




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